UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2026

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 2, 2026, Radian Group Inc., a Delaware corporation (the “Company”), and Radian US Holdings Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Radian US”), completed the previously announced acquisition of all of the shares (the “Shares”) of Inigo Limited, a limited liability company incorporated in England and Wales (“Inigo” and, together with its subsidiaries, “Inigo Group”) by Radian US from the Sellers (as defined below) pursuant to that certain share purchase deed (the “Share Purchase Deed”), dated as of September 18, 2025, by and among the Company, Radian US, the A Share Sellers (as defined therein), the B Share Management Sellers (as defined therein) and Zedra Trust Company (Guernsey) Limited, a company incorporated in Guernsey, acting in its capacity as trustee of the employee benefit trust and nominee for each B Share Management Seller (together with the B Share Management Sellers and the A Share Sellers, the “Sellers”). At the closing of the sale and purchase of the Shares in accordance with the Share Purchase Deed (the “Closing”), Radian US acquired the Shares for aggregate consideration net of certain adjustments of $1.67 billion (the “Purchase Price”), which remains subject to potential post-Closing adjustments, based on the tangible net asset value as calculated under the Share Purchase Deed in respect of the Inigo Group as of December 31, 2025 (the “Measurement Date”, and such amount being the “Closing TNAV”). Because the Closing TNAV was estimated in the aggregate to be greater than $1.183 billion as of the Measurement Date, as contemplated in the Share Purchase Deed, Inigo declared and paid a cash dividend to the A Share Sellers payable out of Inigo’s cash assets in an amount equal to the difference between $1.183 billion and the Closing TNAV.

To align interests with the Company going forward, at the Closing, certain of the B Share Management Sellers were issued shares of the Company’s common stock, par value $0.001 per share (the “Common Stock Consideration”), in lieu of cash as part of the consideration they received (between 15% and 25% of their total gross consideration at the Closing). In addition to the Purchase Price, following the Closing, the Company granted one-time employee cash retention awards with an aggregate value of $25 million (the “Cash Awards”) to the B Share Management Sellers. The Cash Awards will vest on the second anniversary of the grant date, generally subject to continued employment.

As previously announced, pursuant to the terms of the Share Purchase Deed, on September 18, 2025, Radian US also entered into a Warranty Deed (the “Warranty Deed”) with the Management Warrantors (as defined therein) relating to the transactions contemplated by the Share Purchase Deed and the other transaction documents (collectively, the “Transactions”).

The foregoing does not constitute a complete summary of the terms of the Share Purchase Deed, the Warranty Deed or the Transactions, and is qualified in its entirety by reference to the complete text of the Share Purchase Deed and the Warranty Deed, which were filed as Exhibit 2.1 and Exhibit 2.2, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2025 and is incorporated into this Current Report on Form 8-K by reference.

Item 7.01.	Regulation FD Disclosure.

On February 2, 2026, the Company issued a press release announcing the closing of the Transactions. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

In connection with the Closing, the Company adopted the amended Radian Group Inc. Short-Term Incentive Plan for Employees. The amendments incorporate U.K.-specific provisions to accommodate Inigo employees’ participation in the plan and that clarify how incentive targets and pools will be determined, as well as other clarifying changes.

Also in connection with the Closing, the Company adopted the Radian Group Inc. 2021 Equity Compensation Plan Sub-Plan for U.K. Employees to include relevant U.K. tax and employment provisions in anticipation of Inigo employees’ participation in the Company’s equity compensation plan.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements required by Item 9.01(a) of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

+10.1	Radian Group Inc. Short-Term Incentive Plan for Employees

+10.2	Radian Group Inc. 2021 Equity Compensation Plan Sub-Plan for U.K. Employees

99.1	Radian Group Inc. Press Release, dated February 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Management contract, compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: February 3, 2026

	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel

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